UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 21, 2020

EMMIS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its

charter)

Indiana	0-23264	35-1542018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE EMMIS PLAZA

40 MONUMENT CIRCLE

SUITE 700

INDIANAPOLIS, INDIANA 46204

(Address of principal executive offices and Zip Code)

(317) 266-0100

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	EMMS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon management's assumptions, expectations, projections, intentions and beliefs about future events. In some cases, predictive, future-tense or forward-looking words such as "intend," "plan," "may," "will," "project," "estimate," "anticipate," "believe," "expect," "continue," "potential," "opportunity," "forecast," "should" and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Additional factors that could cause actual results to difference materially from the results anticipated in these forward-looking statements are contained in Emmis Communications Corporation’s (the “Company”) periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors” and other filings that  the Company may make with the SEC. The Company cautions readers that the forward-looking statements included in this Report represent our estimates and assumptions only as of the date of this Report and are not intended to give any assurance as to future results. These forward-looking statements are not statements of historical fact and represent only our management's beliefs and expectations as of the date hereof, and involve risks and uncertainties that could cause actual results to differ materially and inversely from expectations expressed in or indicated by the forward-looking statements. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, the Company cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement. Accordingly, you should not unduly rely on any forward-looking statements.

The Company undertakes no obligation to update or revise any forward-looking statements contained in this Report, whether as a result of new information, future events, a change in our views or expectations or otherwise.

Item 1.01	Entry into a Material Definitive Agreement.

On April 22, 2020, Emmis Operating Company (“Emmis”), an Indiana corporation and wholly-owned subsidiary of Emmis Communications Corporation, and MediaCo Holding Inc., an Indiana corporation (“MediaCo”), entered into a certain Loan Proceeds Participation Agreement (the “LPPA”) pursuant to which (i) Emmis agreed to use certain of the proceeds of the loan Emmis received pursuant to the Paycheck Protection Program under Division A, Title I of the CARES Act (the “PPP Loan”) to pay certain wages of employees leased to MediaCo pursuant to that certain Employee Leasing Agreement, dated as of November 25, 2019, between Emmis and MediaCo (the “Leasing Agreement”), (ii) Emmis agreed to waive up to $1.5 million in reimbursement obligations of MediaCo to Emmis under the Leasing Agreement to the extent that the PPP Loan is forgiven, and (iii) MediaCo agreed to promptly pay Emmis an amount equal to 31.56% of the amount of the PPP Loan, if any, that Emmis is required to repay, up to the amount of the reimbursement obligations forgiven under (ii) above.  Standard General L.P., on behalf of all of the funds for which it serves as an investment advisor, agreed to guaranty MediaCo’s obligations under the LPPA.  The foregoing description does not purport to be a complete statement of the terms and conditions of the transaction or the rights of the parties to the LPPA, and is qualified in its entirety by reference to the text of the LPPA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 21, 2020, the Board of Directors (the “Board”) of Emmis Communications Corporation (“Emmis” or the “Company”) determined to voluntarily delist the Company’s Class A Common Stock from The Nasdaq Stock Market LLC (“Nasdaq”). The Company notified Nasdaq of the Board’s determination on April 24, 2020.

The Company intends to file with the SEC, on or about May 4, 2020, a Form 25 requesting the delisting of its Class A Common Stock from Nasdaq and the deregistration of its common stock under Section 12(b) of the Exchange Act.  After the effectiveness of the Form 25, the Company intends to file with the SEC, on or about May 14, 2020, a Form 15 requesting the deregistration of its Class A Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.  After delisting, the Company’s Class A Common Stock may be eligible for quotation on the OTC Markets Group if market makers commit to making a market in the Company’s shares.  The Company can provide no assurance that trading in its Class A Common Stock will continue on the OTC Markets Group or otherwise.

On April 24, 2020, the Company issued a press release announcing its intention to delist from Nasdaq and providing additional information about the reasons for the Board’s decision, which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
10.1	Loan Proceeds Participation Agreement, dated April 22, 2020, between Emmis Operating Company and MediaCo Holding, Inc.
99.1	Press Release of Emmis Communications Corporation, dated April 24, 2020.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION
Date: April 24, 2020
	By:	/s/ J. Scott Enright
J. Scott Enright, Executive Vice President,
General Counsel and Secretary